UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Decibel Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED APRIL 14, 2023

DECIBEL THERAPEUTICS, INC.

1325 BOYLSTON STREET, SUITE 500

BOSTON, MASSACHUSETTS 02215

(617) 370-8701

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, June 13, 2023

Dear Stockholder:

You are cordially invited to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Decibel Therapeutics, Inc. The Annual Meeting will be held exclusively via the Internet in a virtual meeting format at www.proxydocs.com/DBTX on Tuesday, June 13, 2023 at 10:00 a.m. Eastern Time. At the meeting, the stockholders will consider and vote on the following matters:

1.
The election of one Class II director, Saraswathy Nochur, Ph. D., to serve for a three-year term expiring at the 2026 annual meeting of stockholders and until her successor has been duly elected and qualified;
2.
The approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation;
3.
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
4.
The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may attend the Annual Meeting online at www.proxydocs.com/DBTX, where you will be able to vote your shares electronically during the meeting and submit questions during the meeting. Stockholders will not be able to attend the Annual Meeting in person. In order to attend the Annual Meeting online, you must register in advance at www.proxydocs.com/DBTX prior to the commencement of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. Please follow the instructions found on your Notice Regarding the Availability of Proxy Materials, Proxy Card and/or Voting Instruction Card and subsequent instructions that will be delivered to you via email.

Stockholders of record at the close of business on April 17, 2023 will be entitled to notice of and to vote electronically during the Annual Meeting or any adjournment or postponement thereof. A list of registered stockholders as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Annual Meeting during normal business hours at our principal executive officers during the 10-day period ending on the day before the Annual Meeting. We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our annual meeting.

We encourage all stockholders to attend the Annual Meeting online. However, whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on each of your voting options described in the proxy statement.

By the Order of the Board of Directors,

Laurence Reid, Ph.D.

President and Chief Executive Officer

Boston, Massachusetts

April [ ], 2023

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 13, 2023: The proxy materials and our 2022 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at www.proxydocs.com/DBTX. These documents are also available to any stockholder who wishes to receive a paper copy by calling 866-648-8133, visiting www.investorelections.com/DBTX or emailing paper@investorelections.com. Any requests for a paper copy of these documents should be received by June 2, 2023, in order to ensure timely delivery.

DECIBEL THERAPEUTICS, INC.

1325 Boylston Street, Suite 500

Boston, Massachusetts 02215

(617) 370-8701

PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, June 13, 2023

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about our 2023 annual meeting of stockholders, or the Annual Meeting. The meeting will be held on Tuesday, June 13, 2023 at 10:00 a.m. Eastern Time. The Annual Meeting will be held exclusively via the Internet in a virtual meeting format at www.proxydocs.com/DBTX. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Except where the context otherwise requires, references to “Decibel,” “the Company,” “we,” “us,” “our” and similar terms refer to Decibel Therapeutics, Inc. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting and at any adjournment or postponement of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions, your proxy will be voted in accordance with the recommendations of our board of directors. We are making this proxy statement, the related proxy card and our annual report to stockholders for the fiscal year ended December 31, 2022, or our 2022 Annual Report, available to stockholders for the first time on or about April [ ], 2023.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Decibel Therapeutics, Inc., 1325 Boylston Street, Suite 500, Boston, Massachusetts 02215 or by calling 866-648-8133, by emailing paper@investorelections.com or by submitting a request over the Internet at www.investorelections.com/DBTX. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are also available on the SEC’s website at www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why do I have access to these materials?
A.

We have made these proxy materials available to you because our board of directors is soliciting your proxy to vote at the Annual Meeting to be held on June 13, 2023 at 10:00 a.m. Eastern Time, including at any adjournments or postponements of the meeting. As a holder of common stock as of the close of business on April 17, 2023, you are invited to attend the Annual Meeting online and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules adopted by the SEC and is designed to assist you in voting your shares.

Q.	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A.

In accordance with SEC rules, we have elected to provide access to our proxy materials, including this proxy statement and our 2022 Annual Report, over the Internet. Accordingly, we plan to send a Notice Regarding the Availability of Proxy Materials, or the Notice, to our stockholders of record entitled to vote at the Annual Meeting with instructions for accessing the proxy materials. We plan to mail the Notice on or about April [ ], 2023.

All stockholders entitled to vote at the Annual Meeting will have the ability to access the proxy materials by visiting the website referred to in the Notice, www.proxydocs.com/DBTX. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice also contains instructions to request to receive a printed set of the proxy materials. You may request a paper copy of the proxy materials over the Internet at www.investorelections.com/DBTX, by emailing paper@investorelections.com, or by calling 866-648-8133.

The Notice also identifies the date and time of, and web address for, the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request to receive, free of charge, a paper or e-mail copy of the proxy statement, our 2022 Annual Report, and a form of proxy card relating to the Annual Meeting; and information on how to access and vote the form of proxy card.

Q.	Can I vote my shares by filling out and returning the Notice?
A.

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote over the Internet or by telephone, by requesting and returning a printed proxy card, or how to register to vote online during the Annual Meeting.

Q.	What does it mean if I receive more than one Notice?
A.

 If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Q.	What is the purpose of the Annual Meeting?
A.	At the Annual Meeting, stockholders will consider and vote on the following matters:
(1)

The election of one Class II director, Saraswathy Nochur, Ph. D., to serve for a three-year term expiring at the 2026 annual meeting of stockholders and until her successor has been duly elected and qualified (Proposal No. 1).

(2) The approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (Proposal No. 2).

(3) The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 3).
(4) The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Q.	Why is the Annual Meeting of stockholders a virtual, online meeting?
A.

The Annual Meeting will be held as a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting may enable greater stockholder attendance and participation from any location around the world.

Q.	How do I virtually attend the Annual Meeting?
A.

We will host the Annual Meeting exclusively via the Internet at www.proxydocs.com/DBTX. In order to attend the Annual Meeting online, you must register at www.proxydocs.com/DBTX prior to the commencement of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. Please be sure to follow instructions found on your Notice, proxy card and/or voting instruction card and subsequent instructions that will be delivered to you via email. Online registration for the Annual Meeting will begin on or around April [ ], 2023.

The webcast of the Annual Meeting will start at 10:00 a.m., Eastern Time, on June 13, 2023. Instructions on how to attend and participate in the meeting online will be sent to you via email, upon completing your registration.

Q.	Who can vote?
A.

Only stockholders of record at the close of business on April 17, 2023, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting. On this record date, there were [ ] shares of our common stock outstanding. Common stock is our only class of stock outstanding.

Q.	How many votes do I have?
A.	Each share of our common stock that you own as of the record date, April 17, 2023, entitles you to one vote on each matter that is voted on.
Q.	Is my vote important?
A.

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions, choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

Q.	How do I vote?
A.	If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee, you may vote:

(1)

Over the Internet: To vote over the Internet prior to the Annual Meeting, please go to the following website: www.proxypush.com/DBTX, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. Your vote must be received by 9:59 a.m. Eastern Time on June 13, 2023 to be counted.

(2)

By Telephone: To vote by telephone, please call (866) 506-1262, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. Your vote must be received by 9:59 a.m. Eastern Time on June 13, 2023 to be counted.

(3)

By Mail: To vote by mail, you must request printed proxy materials, including a proxy card, and complete, sign and date the proxy card and return it promptly in the postage prepaid envelope provided. If you vote by mail, you do not need to vote over the Internet or by telephone. Your proxy card must be received by June 12, 2023 to be counted.

(4)

Online During the Annual Meeting: You may attend and vote at the Annual Meeting online at www.proxydocs.com/DBTX, where you will be able to vote electronically during the meeting. In order to attend, you must register at www.proxydocs.com/DBTX prior to the commencement of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote during the Annual Meeting. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a bank, brokerage firm or other nominee, then you are deemed to be the beneficial owner of your shares and the bank, brokerage firm or other nominee that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, brokerage firm or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, brokerage firm or other nominee provides you. Many brokerage firms solicit voting instructions over the Internet or by telephone.

You are welcome to virtually attend the Annual Meeting if your shares are held in street name, however, you must register in advance at www.proxydocs.com/DBTX. You must also obtain a legal proxy executed in your favor from the holder of record (i.e., your bank, brokerage firm, or other nominee) to vote shares held in street name during the meeting. A legal proxy is not the form of proxy included with this proxy statement. If you hold your shares in “street name,” you must request a legal proxy from your bank, brokerage firm or other nominee to vote during the Annual Meeting. Further instructions will be provided to you as part of your registration process.

Q.	Can I change my vote?
A.	If you are the “record holder” of your shares, you may revoke your proxy and change your vote by following one of the below procedures:
(1)

Vote over the Internet or by telephone as instructed above under “Over the Internet” and “By Telephone.” Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 9:59 a.m. Eastern Time, on June 13, 2023.

(2)

Sign and complete a new proxy card and send it by mail in the postage prepaid envelope provided. Mediant Communications must receive the proxy card no later than June 12, 2023. Only your latest dated proxy card will be counted.

(3)

Virtually attend the Annual Meeting online and vote online as instructed above. Attending the Annual Meeting alone will not revoke your Internet vote, telephone vote or proxy submitted by mail, as the case may be.

(4)

Give our Secretary written notice before the meeting that you want to revoke your proxy. Such written notice should be sent to Decibel Therapeutics, Inc., Attention: Laurence Reid, Chief Executive Officer and Secretary, 1325 Boylston Street, Suite 500, Boston, Massachusetts 02215.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm or other nominee and following their instructions. You may also vote virtually at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy as described in the answer to the question “How do I vote?” above.

Attending the Annual Meeting alone will not revoke your proxy.
Q.	Will my shares be voted if I do not return my proxy?
A.

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or by returning your proxy card by mail or online while virtually attending the Annual Meeting.

If your shares are held in “street name,” your bank, brokerage firm or other nominee may under certain circumstances vote your shares if you do not return your voting instructions. Banks, brokerage firms and other nominees can vote customers’ unvoted shares on discretionary matters but they will not be allowed to vote your shares with respect to certain non-discretionary items. If you do not return voting instructions to your bank, brokerage firm or other nominee to vote your shares, your bank, brokerage firm or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

Proposal No. 1, the election of one Class II director, and Proposal No. 2, the approval of an amendment to our Restated Certificate of Incorporation, are not considered discretionary matters. If you do not instruct your bank, brokerage firm or other nominee how to vote with respect to Proposal Nos. 1 and 2, your bank, brokerage firm or other nominee may not vote your shares with respect to such proposals and your shares instead will be counted as “broker non-votes” with respect to such proposals. “Broker non-votes” occur when your bank, brokerage firm or other nominee submits a proxy for your shares (because the bank, brokerage firm or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, brokerage firm or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it. Proposal No. 3, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, is considered a discretionary matter. If you do not instruct your bank, brokerage firm or other nominee how to vote with respect to this proposal, your bank, brokerage firm or other nominee will be able to vote your shares on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name. We encourage you to provide voting instructions to your bank, brokerage firm or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, brokerage firm or other nominee about how to submit your voting instructions.

Q.	How many shares must be represented to hold the Annual Meeting?
A.

A quorum is needed to hold a valid Annual Meeting. A quorum will be present if the holders of a majority of our shares of common stock issued and outstanding and entitled to vote as of the record date are present at the virtual Annual Meeting either “in person” virtually or as represented by proxy. A majority of our shares of common stock outstanding at the record date must be present virtually or represented by proxy to hold the Annual Meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by mail or virtually at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares that are counted as broker non-votes. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

The presence at the Annual Meeting, “in person” virtually or by proxy, of holders representing a majority of our outstanding common stock as of the record date, April 17, 2023, or approximately [ ] shares, will constitute a quorum at the meeting and permit us to conduct the business of the meeting.

Q.	What vote is required to approve each matter and how are votes counted?
A.	Proposal No. 1—Election of Director
A nominee will be elected as a director at the Annual Meeting if the nominee receives FOR votes representing a plurality of the votes cast by stockholders entitled to vote at the meeting. You may:
• vote FOR the nominee; or
• WITHHOLD your vote from the nominee.
Votes that are withheld and broker-non votes will not be included in the vote tally for the election of the director and will not affect the results of the vote.
Proposal No. 2—Approval of an Amendment to our Restated Certificate of Incorporation

The affirmative vote of the holders of shares of common stock representing a majority of the shares of our common stock issued and outstanding is required for the approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. Abstentions and broker non-votes will have the same effect as a vote AGAINST Proposal No. 2.

Proposal No. 3—Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes will not be counted as votes cast on this matter and, as a result, will have no effect on the outcome of Proposal No. 3.

Although stockholder approval of our audit committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee will reconsider its appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q.	How does the board of directors recommend that I vote on the proposals?
A.	Our board of directors recommends that you vote:
•

FOR the election of one Class II director, Saraswathy Nochur, Ph. D., to serve for a three-year term expiring at the 2026 annual meeting of stockholders and until her successor is duly elected and qualified;

• FOR the approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation; and
• FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
Q.	Are there other matters to be voted on at the Annual Meeting?
A.

We do not know of any matters that may come before the Annual Meeting other than the election of our Class II director, the approval of an amendment to our Restated Certificate of Incorporation and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. If any other matters are properly presented at the Annual Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes on the matter.

Q.	Who will count the votes?
A.	The votes will be counted, tabulated and certified by Mediant Communications, Inc.
Q.	How can I find out the results of the voting at the Annual Meeting?
A.

 Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election and published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Q.	How do I submit a question at the Annual Meeting?
A.

If you wish to submit a question prior to the Annual Meeting, you must register to attend the Annual Meeting. You can visit www.proxydocs.com/DBTX and follow the instructions for registering to attend the Annual Meeting and for submitting a question. If you wish to submit a question during the Annual Meeting, you may log into the virtual meeting platform using the unique link provided to you via email following the completion of your registration prior to the commencement of the Annual Meeting at www.proxydocs.com/DBTX. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.proxydocs.com/DBTX during the meeting.

Q.	How and when may I submit a stockholder proposal, including a stockholder nomination for director for the 2024 annual meeting?
A.

Stockholders wishing to suggest a candidate for director should write to our Secretary. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2024 annual meeting, the recommendation should be received by our Secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals for our 2024 Annual Meeting.” Such submissions must state the nominee’s name, together with appropriate biographical information and background materials and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, as well as other information required by our bylaws or SEC regulations. We may require any proposed nominee to furnish such other information as we may reasonably require in determining the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Q.	Who is paying the costs of soliciting these proxies?
A.

We will pay all of the costs of soliciting proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will pay our directors, officers and other employees no additional compensation for these services. We will ask banks, brokerage firms and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We may reimburse them for their expenses.

Q.	Whom should I contact if I have any questions?
A.

If you have any questions about the Annual Meeting or your ownership of our common stock, please contact Decibel Investor Relations at 1325 Boylston Street, Suite 500, Boston, MA 02215, telephone: 617-370-8701, e-mail: info@decibeltx.com.

Implications of Being an “Emerging Growth Company” and a “Smaller Reporting Company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and may remain an emerging growth company until December 31, 2026 or until such earlier time as we have more than $1.235 billion in annual revenue, we become a “large accelerated filer” under SEC rules, or we issue more than $1 billion of non-convertible debt over a three-year period. The JOBS Act contains provisions that, among other things, reduce certain reporting requirements for an “emerging growth company.” For so long as we remain an emerging growth company, we are permitted and plan to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include reduced disclosure obligations regarding executive compensation. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of some or all of these exemptions until such time as we are no longer an emerging growth company. We have taken advantage of certain reduced reporting obligations in this proxy statement.

Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

We are also a “smaller reporting company,” meaning that the market value of our stock held by non-affiliates is less than $700 million and our annual revenue was less than $100 million during our most recently completed fiscal year. We may continue to be a smaller reporting company if either (i) the market value of our stock held by non-affiliates is less than $250 million or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of our stock held by non-affiliates is less than $700 million.

If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not applicable to a smaller reporting company.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

In accordance with the terms of our restated certificate of incorporation and amended and restated bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. As a result, only one class of our directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our board of directors currently consists of eight members. The members of the classes are divided as follows:

•
the class I directors are Alison Finger, M.B.A. and Kevin McLaughlin, M.B.A. and their term will expire at the annual meeting of stockholders to be held in 2025;
•
the class II directors are Neil Exter, M.B.A., Saraswathy Nochur, Ph.D. and Peter A. Thompson, M.D., and their term will expire at the Annual Meeting; and
•
the class III directors are William H. Carson, M.D., Matthew Kapusta, M.B.A., and Laurence Reid, Ph.D., and their term will expire at the annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our board of directors has nominated Saraswathy Nochur, Ph.D., for election as a class II director at the Annual Meeting. Dr. Nochur is presently a director and has indicated a willingness to continue to serve as director, if elected. Unless otherwise instructed, proxies will be voted for Dr. Nochur. In the event that Dr. Nochur is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), your proxy will be voted for any nominee who is designated by our board of directors to fill the vacancy.

Our board of directors, upon the recommendation of our nominating and corporate governance committee, determined not to nominate Dr. Thompson and Mr. Exter for re-election at the Annual Meeting.

Information Regarding Directors

The following paragraphs provide biographical information as of April [ ], 2023, including principal occupation and business experience during the last five years, for each director, other than Dr. Thompson and Mr. Exter, including the nominee for class II director.

Information about the number of shares of common stock beneficially owned by each of our directors, including the nominee for class II director, appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

There are no family relationships between or among any of our executive officers or directors, including the nominee for class II director.

Class I Directors, Term Expiring at the 2025 Annual Meeting of Stockholders

Alison Finger, M.B.A., 59, has served as a member of our board of directors since December 2021. Most recently, Ms. Finger was Chief Commercial Officer at bluebird bio, Inc., a biotechnology company, or bluebird, from August 2015 to January 2021. Prior to bluebird, Ms. Finger served at Bristol-Myers Squibb Company, a pharmaceutical company, or BMS, in roles with increasing responsibility, including as Vice President, Global Commercialization Virology from July 2004 to June 2007, Managing Director, Australia & New Zealand from July 2007 to May 2009, VP Global Commercialization, Alzheimer’s/Neuroscience from May 2009 to December 2012 and VP Global Commercialization, Hematology from December 2012 to May 2014. Ms. Finger served as a member of the board of directors of Vascular Biogenics Ltd., a biotechnology company from July 2021 to August 2022. Ms. Finger has a B.A. from St. Lawrence University and an M.B.A. from the Fuqua School of Business at Duke University. We believe that Ms. Finger is qualified to serve on our board of directors due to her executive management and leadership experience in the biopharmaceutical industry.

Kevin McLaughlin, M.B.A., 66, has served as a member of our board of directors since October 2022. Mr. McLaughlin served as Senior Vice President, Chief Financial Officer and Treasurer of Acceleron Pharma Inc. from 2010 until its acquisition by Merck & Co., Inc. in December 2021. Prior to joining Acceleron, he served as Senior Vice President and Chief Financial Officer of Qteros, Inc., a cellulosic biofuels company, from 2009 through 2010 and from 2007 through 2009 was Co-Founder, Chief Operating Officer and a director of Aptius Education, Inc., a publishing company. Prior to that, Mr. McLaughlin held several executive positions with PRAECIS Pharmaceuticals Incorporated, including initially Chief Financial Officer, then Chief Operating Officer, and then President and Chief Executive Officer, and he served as a member of its board of directors. Mr. McLaughlin currently serves on the board of directors of Vericel Corporation, a public biopharmaceutical company, and Combined Therapeutics, Inc., a private company. Mr. McLaughlin previously served as a member of the board of directors of Stealth Biotherapeutics Corp. from March 2017 to November 2022. Mr. McLaughlin received a B.S. in business from Northeastern University and a M.B.A. from the F.W. Olin Graduate School of Business at Babson College. We believe that Mr. McLaughlin is qualified to serve on our board of directors due to his executive management and leadership experience.

Class II Director Nominee, Term Expiring at the 2026 Annual Meeting of Stockholders, if elected

Saraswathy Nochur, Ph.D., 62, has served as a member of our board of directors since December 2021. Dr. Nochur has served as Chief Diversity, Equity and Inclusion Officer at Alnylam Pharmaceuticals Inc., a biopharmaceutical company, or Alnylam, since January 2021. From May 2006 to January 2021, Dr. Nochur served as Head, Regulatory Affairs at Alnylam. Dr. Nochur serves on the board of directors of Marinus Pharmaceuticals, Inc., a biopharmaceutical company. Dr. Nochur holds a Ph.D. in Biochemical Engineering from MIT. We believe that Dr. Nochur is qualified to serve on our board of directors due to her management and leadership experience in the biopharmaceutical industry.

Class III Directors, Term Expiring at the 2024 Annual Meeting of Stockholders

William H. Carson, M.D., 64, has served as chairman of our board of directors since May 2021. Most recently, Dr. Carson was the President and Chief Executive Officer of Otsuka Pharmaceutical Development & Commercialization, Inc., a private healthcare company, or Otsuka, responsible for global development for Otsuka Pharmaceutical Company, Ltd., from July 2010 to January 2020. Dr. Carson joined Otsuka in 2002 as Vice-President of Clinical Development. Prior to Otsuka, Dr. Carson worked at the Pharmaceutical Research Institute at BMS from 1998 to 2002 and was on faculty at the Medical University of South Carolina in the Department of Psychiatry and Behavioral Sciences from 1988 to 1998. Dr. Carson currently serves as a member of the board of directors of Annexon, Inc., a biopharmaceutical company, Excision Biotherapeutics, Inc., a private biotechnology company, and Lutron Electronics Co., Inc., a private manufacturing company. Dr. Carson previously served as chairman of the board of directors of Otsuka from January 2020 to April 2023, and a member of the board of directors of Prevail Therapeutics, Inc. from November 2020 to January 2021. Dr. Carson received a B.A. in History and Science from Harvard College and an M.D. from Case Western Reserve University School of Medicine, followed by his residency in psychiatry at Tufts / New England Medical Center. We believe Dr. Carson is qualified to serve as chairman on our board of directors because of his extensive experience in the biopharmaceutical industry and medical background.

Matthew Kapusta, M.B.A., 50, has served on our board of directors since March 2023. Mr. Kapusta has served as Chief Executive Officer of uniQure N.V., a gene therapy company, since November 2016 and as a director of uniQure since January 2015. Prior to serving as Chief Executive Officer, Mr. Kapusta served as Chief Financial Officer of uniQure from January 2015 to November 2016. Prior to joining uniQure, Mr. Kapusta was Senior Vice President at AngioDynamics from 2011 to 2014, responsible for corporate development, strategic planning, and national accounts. Prior to AngioDynamics, he served as Vice President, Finance and Strategic Planning and Analysis for Smith & Nephew Orthopedics. Mr. Kapusta’s career also includes more than a decade of investment banking experience focused on emerging life sciences companies. Mr. Kapusta was Managing Director, Healthcare Investment Banking at Collins Stewart, and held various positions at Wells Fargo Securities, Robertson Stephens, and PaineWebber. Mr. Kapusta holds a M.B.A. from New York University’s Stern School of Business and a Bachelor of Business Administration from the University of Michigan’s Ross School of Business, and he previously earned a Certified Public Accountant license in 1996 while at Ernst & Young. We believe that Mr. Kapusta is qualified to serve on our board of directors due to his executive management and leadership experience in the biopharmaceutical industry.

Laurence Reid, Ph.D., 59, has served as our president and chief executive officer and as a member of our board of directors since January 2020. He also served as a consultant to us from November 2019 until October 2020. Dr. Reid served as an entrepreneur in residence at Third Rock Ventures LLC, a venture capital firm, from November 2019 to November 2020. From March 2015 to October 2018, he served as chief executive officer of Warp Drive Bio, LLC, a biotechnology company. Prior to that, he served as chief business officer of Alnylam Pharmaceuticals, Inc., a biopharmaceutical company, from June 2010 to December 2014. Dr. Reid currently serves on the board of directors of Garuda Therapeutics, Inc., a private biotechnology company. Dr. Reid received a B.A. in natural sciences from Cambridge University and a Ph.D. in biochemistry from King’s College, London University. We believe Dr. Reid is qualified to serve on our board of directors because of his service as our president and chief executive officer and experience as a senior executive of other biotechnology companies.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF DR. NOCHUR.

PROPOSAL NO. 2

AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

We are asking stockholders to approve a proposed amendment to our Restated Certificate of Incorporation to update our existing director exculpation provision to include certain of our senior corporate officers. Article Seventh of our Restated Certificate of Incorporation currently provides for exculpation of directors in certain circumstances pursuant to and consistent with Section 102(b)(7) of the Delaware General Corporation Law, or the DGCL. Effective August 1, 2022, that provision of the DGCL was amended to permit eliminating or limiting monetary liability for certain senior corporate officers in limited circumstances.

Our board of directors has unanimously approved and declared advisable the amendment to our Restated Certificate of Incorporation to update the exculpation provision and recommends that stockholders approve this proposed amendment. If the stockholders approve this proposal, we will file a Certificate of Amendment of our Restated Certificate of Incorporation in the form attached hereto as Appendix A adding the new language included below.

Overview of the Proposed Amendment

Consistent with Delaware law, the proposed amendment to our Restated Certificate of Incorporation relating to officers is more limited in scope than the existing director exculpation provision and only permits exculpation of officers for certain direct claims.

Further, the proposed amendment does not permit officers to be exculpated for liability arising out of:

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claims brought by the Company itself;
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claims brought by stockholders in the name of the Company (derivative claims);
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breaches of the duty of loyalty to the Company or its stockholders;
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acts or omissions not in good faith;
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acts or omissions that involve intentional misconduct;
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acts or omissions that involve a knowing violation of law; or
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any transaction in which the officer derived an improper personal benefit.

In accordance with the recent amendment to Delaware law, the officers who will be covered by the expanded exculpation provision include our president; chief executive officer; chief operating officer; chief financial officer; chief legal officer; controller; treasurer; or chief accounting officer; any officer who is or was identified in the Company’s public filings with the SEC as one of the most highly compensated executive officers; and, any officers who consent to being identified as an officer for purposes of service of process, at any time during the course of conduct alleged in the action or proceeding to be wrongful.

Rationale for the Proposed Amendment

The State of Delaware, which is our state of incorporation, recently enacted legislation that authorizes Delaware corporations to limit the liability of certain of their officers in the limited circumstances described above. As a result of this development, we propose expanding our existing director exculpation provision to cover officers to the extent now permitted by Delaware law.

The rationale of our board of directors for recommending this amendment is to balance stockholders’ interest in accountability with their interest in the Company being able to attract and retain the highest quality officers and avoiding litigation abuse resulting from the current disparity that exists in the treatment of directors, who oversee and are ultimately accountable for corporate actions, and the officers who execute those actions on behalf of our board of directors.

Our board of directors considered that the role of directors and officers requires them to make decisions on crucial matters in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of the absence of any underlying merit. This amendment will better align the protections available to our officers with those currently available to our directors and avoid an emerging practice among plaintiff’s lawyers of adding officers to direct claims relating to the duty of care in M&A-related and other litigation so that claims against the officers continue even when identical claims against directors are dismissed. Our board of directors believes that limiting concern about personal liability will empower officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith.

In addition, we expect other companies with which we compete for employees to adopt exculpation clauses that limit the personal liability of officers as now permitted by the DGCL. Our board of directors believes that failing to adopt the proposed amendment may impact recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company as compared to serving as an officer at another company that does exculpate officers.

Further, our board of directors noted that the proposed provision would not eliminate stockholders’ right to pursue derivative claims relating to alleged breaches of the duty of care or limit the ability of the Company itself to bring claims against officers. Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, our board of directors believes the proposed amendment would enhance the ability to attract and retain talented officers, potentially reduce litigation costs associated with frivolous lawsuits, and more generally align the protections available to our officers with those currently available to our directors.

Based on the above, our board of directors has determined that it is in the best interests of the Company and our stockholders to amend the Restated Certificate of Incorporation as described in this proposal.

Text of Proposed Amendment

Accordingly, we ask our stockholders to vote on the following resolution:

“RESOLVED, that the Company’s stockholders approve an amendment to the Company’s Restated Certificate of Incorporation to replace the existing Article Seventh with the following (which is marked to show changes from the current director exculpation provision):

SEVENTH: To the fullest ~~Except to the~~ extent permitted by ~~that~~ the General Corporation Law of the State of Delaware ~~prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty~~, no director or officer of the Corporation shall be personally liable to the Corporation (in the case of directors) or its stockholders (in the case of directors and officers) for monetary damages for any breach of fiduciary duty as a director or officer~~, notwithstanding any provision of law imposing such liability~~. No amendment, repeal or elimination of this provision shall apply to or have any effect on its application with respect to any act or omission of a director or officer occurring before such amendment, repeal or elimination. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.”

Recommendation of the Board of Directors

OUR Board of directors recommends THAT THE STOCKHOLDERS vote “FOR” the proposal to amend OUR Restated Certificate of Incorporation.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and the board of directors has directed that management submit the selection of the independent registered public accountants for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has served as the Company’s registered public accountant since 2017. A representative of Ernst & Young LLP is expected to be present online at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by Delaware law, our restated certificate of incorporation or our amended and restated bylaws. However, the board of directors is submitting the audit committee’s selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accountants, Fees and Other Matters

Ernst & Young LLP was our independent registered public accounting firm for the years ended December 31, 2022 and December 31, 2021. The following table summarizes the fees of Ernst & Young LLP billed to us for the last two fiscal years.

	2022	2021
Audit Fees(1)	$737,000	$685,800
Audit Related Fees(2)	10,000	—
Tax Fees(3)	20,000	25,000
All Other Fees(4)	2,000	—
Total	$769,000	$710,800

(1) “Audit Fees” consist of fees for the audit of our annual consolidated financial statements included in our annual report on Form 10-K, the review of our interim consolidated financial statements included in our quarterly reports on Form 10-Q, services in connection with our registration statement filings and other professional services provided in connection with regulatory filings or engagements.

(2) “Audit Related Fees” consist of services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no such fees incurred in 2021.

(3) “Tax Fees” consist of fees for tax advisory services performed by Ernst & Young LLP.

(4) “All Other Fees” consist of fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above. Such fees for 2022 consisted of licensing fees paid to Ernst & Young LLP for access to its proprietary accounting research database. There were no such fees incurred in 2021.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP and has concluded that the provision of such services is compatible with maintaining such independence.

Pre-Approval Policies and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and other permitted non-audit services provided to us by our independent registered public accounting firm. These policies provide that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement to render the service is entered into pursuant to the pre-approval procedure. From time to time, our audit committee may pre-approve services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. These services may include audit services, audit-related services, tax services and other permissible non-audit services. Our independent registered public accounting firm and senior management will periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm.

During our 2022 and 2021 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

CORPORATE GOVERNANCE

We believe that good corporate governance is important to ensure that our company is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters and code of business conduct and ethics are available on the “Investors” section of our website, www.decibeltx.com. We will also provide copies of these documents, free of charge, to any stockholder upon written request to Decibel Investor Relations, Decibel Therapeutics, Inc., 1325 Boylston Street, Suite 500, Boston, MA 02215, telephone: 617-370-8701, email: info@decibeltx.com.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of Decibel and our stockholders. These guidelines, which provide a framework for the conduct of our board’s business, provide that:

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our board’s principal responsibility is to oversee the management of Decibel;
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a majority of the members of our board shall be independent directors;
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the independent directors meet at least twice annually in executive session;
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directors have full and free access to management and, as necessary and appropriate, independent advisors;
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new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and
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the nominating and corporate governance committee of the board shall oversee an annual self- evaluation of the board to determine whether our board and its committees are functioning effectively.

Director Independence

The rules of the Nasdaq Stock Market, or Nasdaq, require a majority of a listed company’s board of directors to comprise independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2023, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Laurence Reid, Ph.D., is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In March 2022, our board of directors also previously determined that Matthew Foy, a former director who served during part of the year ended December 31, 2022, was an “independent director” as defined under applicable Nasdaq rules prior to the expiration of his term in June 2022. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Reid is not an independent director under these rules because he is an executive officer of our company.

Board Leadership Structure

Currently, the roles of chairman of our board of directors and chief executive officer are separated. William H. Carson, M.D. is the chairman of our board of directors and Laurence Reid, Ph.D. is our chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing our chairman of the board to lead the board of directors in providing advice to, and independent oversight of, our management. While our amended and restated by-laws and corporate governance guidelines do not require that chairman of our board of directors and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Board Diversity

In accordance with Nasdaq’s Board Diversity Rule, we have elected to include our board diversity matrix in this proxy statement as set forth below:

Board Diversity Matrix (As of April [ ], 2023)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—

Director Nomination Process

Director Qualifications

While there are no specific minimum qualifications for a committee-recommended nominee to our board of directors, the qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

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Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
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Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of our company and should be willing and able to contribute positively to the decision-making process of our company.

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Nominees should have a commitment to understand our company and its industry and to regularly attend and participate in meetings of our board of directors and its committees.
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Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of our company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.
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Nominees should have the ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

A Nominees’ background, including prior experience and knowledge of the life sciences industry, and the value of diversity on our board of directors are also considered by the nominating and corporate governance committee when evaluating director nominees. The nominating and corporate governance committee has not adopted a formal policy with respect to diversity, but believes that our board of directors, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the committee takes into consideration the diversity (for example, with respect to gender, race and national origin) of our board members. The nominating and corporate governance committee does not apply any particular weighting of diversity or any other characteristic in evaluating nominees and directors. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The nominating and corporate governance committee’s goal is to assemble a board of directors that brings to our company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating and corporate governance committee believes that the background and qualifications of the board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Our directors’ performance and qualification criteria are reviewed periodically by the nominating and corporate governance committee.

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes ongoing assessment of the qualifications of our board of directors relative to the current and projected needs of our company, requests to board members and others for recommendations and meetings from time to time to evaluate biographical information and background material relating to potential candidates. Final candidates, if other than our current directors, are interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our board of directors.

In 2021 and 2022, our nominating and corporate governance committee engaged a third-party search firm to assist in identifying and screening potential director candidates. Each of Dr. Carson, Ms. Finger, and Mr. Kapusta, were identified by the third-party search firm. The nominating and corporate governance committee may in the future continue to use third party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, a statement as to the number of shares of our common stock beneficially owned by the stockholder making the recommendation, and certain other information as set forth in our amended and restated bylaws, to the Nominating and Corporate Governance Committee, Attention: Laurence Reid, Chief Executive Officer and Secretary, Decibel Therapeutics, Inc., 1325 Boylston Street, Suite 500, Boston, MA 02215. Assuming that appropriate biographical and background material has been provided on or before the dates set forth in the section below entitled “Stockholder Proposals for our 2024 Annual Meeting,” the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others, as described above. If the board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Stockholders also have the right under our amended and restated bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under “Stockholder Proposals for our 2024 Annual Meeting.”

Communications with Our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Any interested party with concerns about our company may report such concerns to the board of directors, or the chairman of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address: Decibel Therapeutics, Inc., 1325 Boylston Street, Suite 500, Boston, MA 02215.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of our board of directors or the chair of the nominating and corporate governance committee, as applicable, considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and discretion.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is 877-653-4399, and a secure web form available at www.whistleblowerservices.com/DBTX.

Board Meetings and Attendance

Our board of directors met twelve times during the year ended December 31, 2022, including telephonic meetings. During the year, each of our directors attended 75% or more of the aggregate number of meetings of the board of directors and the committees on which he or she served.

Director Attendance at Annual Meeting

Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. Each then-serving member of our board of directors, other than Mr. Foy, who did not stand for re-election at the 2022 annual meeting of stockholders, attended our 2022 annual meeting of stockholders.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operate under a charter approved by our board of directors. Each committee’s charter is posted on the “Investors” section of our website, www.decibeltx.com.

Audit Committee

Our audit committee held four meetings during 2022. The members of our audit committee are Neil Exter, M.B.A., Alison Finger, M.B.A. and Kevin McLaughlin, M.B.A., and Mr. McLaughlin is the chair of the audit committee. Matthew Foy served as member of the audit committee during 2022 prior to the expiration of his term on our board of directors in June 2022. William Carson, M.D. served as a member of the audit committee from June 2022 until October 2022. Mr. Exter served as the chair of the audit committee until Mr. McLaughlin was elected to and named chair of the audit committee in October 2022. Our board of directors has determined that each of Mr. McLaughlin and Mr. Exter is an “audit committee financial expert” as defined by applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our audit committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
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monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
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overseeing our risk assessment and risk management policies, including with respect to financial, operational, privacy, security, cybersecurity, business continuity and legal and regulatory risks;
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establishing procedures for the receipt and retention of accounting-related complaints and concerns;
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meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
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reviewing and approving or ratifying any related person transactions; and
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preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Our compensation committee held five meetings during 2022.The members of our compensation committee are Neil Exter, M.B.A., Kevin McLaughlin, M.B.A., and Peter A. Thompson, M.D., and Dr. Thompson is the chair of the compensation committee. Kevin McLaughlin was elected to the compensation committee in October 2022. We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our compensation committee’s responsibilities include:

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reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;
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overseeing an evaluation of our senior executives;
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overseeing and administering our cash and equity incentive plans;
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reviewing and making recommendations to our board of directors with respect to director compensation;
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reviewing and making recommendations to our board with respect to management succession planning;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent required by SEC rules; and
•
preparing the compensation committee report if and to the extent then required by SEC rules.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee held three meetings during 2022. The members of our nominating and corporate governance committee are Alison Finger, M.B.A., Saraswathy Nochur, Ph.D., and Peter A. Thompson, M.D., and Ms. Finger is the chair of the nominating and corporate governance committee. Matthew Foy served as a member and chair of the nominating and corporate governance committee until the expiration of his term on our board of directors in June 2022. Ms. Finger and Dr. Nochur were elected to the nominating and corporate governance committee, with Ms. Finger as chair, beginning in June 2022. We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our nominating and corporate governance committee’s responsibilities include:

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recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;
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reviewing the composition of each committee and making recommendations to our board for changes or rotation of committee members, the creation of additional committees and any changes to committee charter;
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reviewing and making recommendations to our board with respect to our board leadership structure;
•
developing and recommending to our board of directors corporate governance principles; and
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overseeing a periodic evaluation of our board of directors.

Board’s Role in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under the caption “Risk Factors” in our 2022 Annual Report. Our board of directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full board of directors, which has responsibility for general oversight of risks. Our board of directors oversees our risk management processes directly and through its committees, which address risks inherent in their respective areas of oversight. Our risk management processes are intended to identify, manage and control risks so that they are appropriate considering our scope, operations and business objectives. Our management is responsible for risk management on a day-to-day basis, and our board and its committees oversee the risk management activities of management. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us.

Our board of directors satisfies its risk oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. This enables our board of directors to coordinate risk oversight, particularly with respect to interrelated or cumulative risks that may involve multiple areas for which more than one committee may have responsibility.

Our audit committee oversees risk management activities related to financial and information technology controls and legal and compliance risks. This includes a formal annual risk assessment process as well as ongoing assessment of relevant risks based upon changes in the industry and overall business environment. Our compensation committee oversees risk management activities relating to our compensation policies and practices. Our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. In addition, members of our senior management team attend our regular board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. We also engage outside advisors and experts to assist in the risk assessment process, to provide information to inform decision making and to identify trends and changes in the industry and overall business environment. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. This code is available on the “Investors” section of our website, www.decibeltx.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website.

Anti-Hedging Policy

We have adopted an insider trading policy that, among other things, expressly prohibits all of our employees, including our named executive officers, and directors, as well as certain of their family members and related entities, from engaging in short sales of our securities, including short sales “against the box”; purchases or sales of puts, calls or other derivative securities based on our securities; and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or other transactions that are designed to hedge or offset any decrease in the market value of our securities.

Director Compensation

The table below shows all compensation to our non-employee directors, including compensation for their services as a member or a chair of one of our standing committees, during the year ended December 31, 2022. Laurence Reid, Ph.D., our President and Chief Executive Officer, is also a member of our board of directors, but he did not receive any additional compensation for service as a director. Dr. Reid’s compensation as an executive officer is set forth below under “—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
William H. Carson, M.D.(2)	$65,000	$16,605	$81,605
Neil Exter, M.B.A.(3)	$53,125	$16,605	$69,730
Alison Finger, M.B.A.(4)	$46,500	$16,605	$63,105
Matthew Foy(5)	$16,250	$—	$16,250
Matthew Kapusta(6)	$—	$—	$—
Kevin McLaughlin. M.B.A.(7)	$12,179	$43,794	$55,973
Saraswathy Nochur, Ph.D.(4)	$37,000	$16,605	$53,605
Peter A. Thompson, M.D.(3)	$49,000	$16,605	$65,605

(1)
The amounts reported represent the aggregate grant date fair value of stock options awarded in 2022, calculated in accordance with Financial Accounting Standard Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. The assumptions used in calculating the grant date fair value are set forth in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the directors upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options. Unless otherwise specified, these awards were granted pursuant to our non-employee director compensation program, whereby each non-employee director who was serving at the time of our 2022 annual meeting of stockholders was granted a stock option award to purchase 10,000 shares of our common stock that vests in full on the one year anniversary of the date of grant, subject to the non-employee director’s continued service as a director, employee or consultant.
(2)
As of December 31, 2022, Dr. Carson held unexercised options to purchase 30,000 shares of our common stock, of which 10,000 shares were vested.
(3)
As of December 31, 2022, Mr. Exter and Dr. Thompson each held unexercised options to purchase 30,000 shares of our common stock, of which 12,222 shares were vested.
(4)
As of December 31, 2022, Ms. Finger and Dr. Nochur each held unexercised options to purchase 30,000 shares of our common stock, of which 6,666 were vested.

(5)
Mr. Foy’s term on our board of directors expired at the 2022 annual meeting of stockholders.
(6)
Mr. Kapusta was elected to our board of directors in March 2023.
(7)
Mr. McLaughlin was elected to our board of directors in October 2022 and, upon his election, he was granted a stock option award pursuant to our non-employee director compensation program to purchase 20,000 shares of our common stock that vests in equal monthly installments until the third anniversary of the grant date, subject to his continued service as a director, employee or consultant. As of December 31, 2022, Mr. McLaughlin held unexercised options to purchase 20,000 shares of our common stock, of which 1,111 shares were vested.

Non-Employee Director Compensation Program

In January 2021, our board of directors approved a non-employee director compensation program, which program was in effect for 2022. In February 2023, our compensation committee amended the non-employee director compensation program effective January 1, 2023. The non-employee director compensation program is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under our non-employee director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of the board and the chair of each committee receives higher retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors.

2022 Non-Employee Director Compensation Program

Under our non-employee director compensation program for 2022, the fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member were as follows:

	Member Annual Fee	Chair Incremental Annual Fee
Board of Directors	$35,000	$30,000
Audit Committee	$7,500	$7,500
Compensation Committee	$5,000	$5,000
Nominating and Corporate Governance Committee	$4,000	$4,000

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which he or she serves.

In addition, in 2022 each of our non-employee directors received an option to purchase 20,000 shares of our common stock under our 2021 Stock Incentive Plan, or the 2021 Plan, upon his or her initial election or appointment to our board of directors. Each of these options vests in equal monthly installments until the third anniversary of the grant date, subject to the non-employee director’s continued service as a director, employee or consultant. Further, on the dates of each of our annual meetings of stockholders, each non-employee director that has served on our board of directors for at least six months received, under the 2021 Plan, an option to purchase 10,000 shares of our common stock. Each of these options vest in full on the anniversary of the grant date (or, if earlier, the date of the next annual meeting of stockholders following the date of grant), subject to the non-employee director’s continued service as a director, employee or consultant.

All options issued to our non-employee directors under our director compensation program are issued at exercise prices equal to the fair market value of our common stock on the date of grant and have a term of ten years.

Non-Employee Director Compensation Program, Effective January 1, 2023

For the amended non-employee director compensation program, effective January 1, 2023, the member annual fee for each director was increased to $40,000. All other cash fees remained consistent with the non-employee director compensation program in effect for 2022 described in the table above.

In addition, under the amended non-employee director compensation program effective January 1, 2023, (i) the grant to each non-employee director upon initial election to our board of directors is an option to purchase 10,000 shares of our common stock and a restricted stock unit for 10,000 shares of our common stock; and (ii) the annual grant to each non-employee director that has served on our board of directors for at least six months is an option to purchase 5,000 shares of our common stock and a restricted stock unit for 5,000 shares of our common stock. Subject to the non-employee director’s continued service as a director, the initial option grant will vest in equal monthly installments until the third anniversary of the grant date and the initial restricted stock unit grant will vest in annual installments until the third anniversary of the grant date and, in the event of a change in control, the vesting schedule of the option and the restricted stock unit will accelerate in full. In addition, subject to the non-employee director’s continued service as a director, the annual option grant and the annual restricted stock unit grant each will vest in full on the first anniversary of the grant date (or, if earlier, the date of the next annual meeting of stockholders following the date of grant) and, in the event of a change in control, the vesting schedule of the option and the restricted stock unit will accelerate in full.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. It also is possible that the director or officer could amend or terminate the plan when not in possession of material, nonpublic information. In addition, our directors and executive officers may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Limitation of Liability and Indemnification

Our restated certificate of incorporation limits the personal liability of our directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law, or the DGCL, and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:

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for any breach of the director’s duty of loyalty to us or our stockholders;
•
for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•
for voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions; or
•
for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

In addition, our restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

We maintain a general liability insurance policy that covers specified liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such executive officer or director for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our executive officers or directors.

Some of our non-employee directors may, through their relationships with their employers, be insured or indemnified against specified liabilities incurred in their capacities as members of our board of directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. We have reviewed the Company’s audited consolidated financial statements for the year ended December 31, 2022 and discussed them with Company management and Ernst & Young LLP, the Company’s independent registered public accounting firm.

We have received from, and discussed with, Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States such matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC. In addition, we have received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with us concerning independence and have discussed with Ernst & Young LLP its independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

Kevin McLaughlin, M.B.A., Chair

Neil Exter, M.B.A.

Alison Finger, M.B.A.

EXECUTIVE OFFICERS

The following table sets forth certain information concerning our executive officers, including their ages as of April [ ], 2023:

Name	Age	Position
Laurence Reid, Ph.D.	59	Chief Executive Officer, President, Secretary and Director
John Lee	55	Executive Vice President, Chief Development Officer
Anna Trask	65	Executive Vice President, Chief People Officer
James Murphy	67	Interim Chief Financial Officer

The following is a biographical summary of the experience of our executive officers other than Dr. Reid, whose biographical information is included under “Proposal No. 1—Election of Director—Information Regarding Directors.”

John Lee has served as our executive vice president, chief development officer since March 2021. Previously, he served as our executive vice president, pharmaceutical development from November 2018 to March 2021, our interim chief scientific officer from January 2020 to December 2021, and our senior vice president, pharmaceutical development from September 2016 to November 2018. Prior to joining Decibel, Mr. Lee held roles of increasing responsibility and leadership over 15 years at Infinity Pharmaceuticals, Inc., a biopharmaceutical company, ultimately serving as senior vice president, pharmaceutical development from 2006 to September 2016. Mr. Lee received a B.A. in materials science and engineering from the Massachusetts Institute of Technology.

Anna Trask has served as our executive vice president, chief people officer since August 2022. Previously, she served as our executive vice president, chief human resources officer from February 2022 until August 2022, as our senior vice president, chief people, community and culture officer from July 2018 to February 2022 and as our vice president, people community and culture from January 2018 to July 2018. From November 2012 to December 2016, Ms. Trask served as senior director, human resources at the Dana-Farber Cancer Institute. Ms. Trask also served as chief operating officer at Pine Manor College from September 2011 to August 2012, and as chief human resources officer at Boston Medical Center HealthNet Plan from January 2007 to September 2011. Ms. Trask received a B.A. in politics from Mount Holyoke College and an M.A. in psychology from Boston University.

James Murphy has served as our interim chief financial officer since September 2022. Mr. Murphy has served as a contracted chief financial officer with numerous private and public life sciences companies through Danforth Advisors since April 2012. Prior to joining Danforth Advisors, Mr. Murphy served as vice president and chief financial officer of OXiGENE, Inc. from 2004 to 2012. Mr. Murphy received a B.A. in Accounting and Economics from the College of the Holy Cross.

EXECUTIVE COMPENSATION

The following discussion relates to the compensation of our President and Chief Executive Officer, Laurence Reid, Ph.D., our Chief Development Officer, John Lee, our former Chief Financial Officer, Elisabeth Leiderman, and our Chief People Officer, Anna Trask. Dr. Reid, Mr. Lee, Dr. Leiderman and Ms. Trask are collectively referred to in this proxy statement as our named executive officers.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers during the periods indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Laurence Reid, Ph.D.	2022	$547,938	$—		$—	$489,300	$180,000	$15,038		$1,232,276
President and Chief Executive Officer	2021	$522,192	$—		$—	$—	$265,000	$14,038		$801,230
Elisabeth Leiderman, M.D.	2022	$307,692	$—		$—	$137,004	$—	$307,239	(5)	$751,936
Former Chief Financial Officer and Head of Corporate Development	2021	$397,308	$—		$—	$—	$160,000	$12,590		$569,898
John Lee	2022	$447,015	$—		$—	$137,004	$134,100	$15,038		$733,157
Executive Vice President, Chief Development Officer	2021	$430,677	$200,000	(6)	$—	$—	$172,240	$13,188		$816,035
Anna Trask.	2022	$354,402	$—		$—	$137,004	$106,241	$20,582		$618,229
Executive Vice President, Chief People Officer	2021	$342,861	$—		$—	$—	$137,120	$11,301		$491,283

(1) The named executive officers were awarded performance-based restricted stock units in 2022. Under SEC rules, the “Stock Awards” column is to reflect the grant date fair value of these performance-based restricted units computed in accordance with the provisions of FASB ASC Topic 718. See Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 regarding assumptions underlying the valuation of equity awards, and see “—Narrative to Summary Compensation Table—Equity Incentives” for additional information regarding the performance-based restricted stock units awarded to our named executive officers in 2022. As of the grant date, the performance conditions for the performance-based restricted stock units granted to our named executive officers in 2022 were considered not probable of occurring and, as a result, the grant date fair value of each of the awards for purposes of this table is $0. Assuming that the highest level of performance vesting conditions of these restricted stock units were met as of the grant date, the value of the awards granted to Dr. Reid, Dr. Leiderman, Mr. Lee and Ms. Trask would have been $145,835, $40,835, $171,500 and $40,835, respectively.

(2) The amounts reported in the “Option Awards” column reflect the aggregate fair value of stock options awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. See Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 regarding assumptions underlying the valuation of equity awards. These amounts do not correspond to the actual value that may be recognized by the named executive officers upon vesting of the applicable awards.

(3) The amounts reported in the “Non-Equity Incentive Plan Compensation” column reflect annual cash bonuses paid, or to be paid, to our named executive officers based upon the achievement of company and individual performance objectives for the years ended December 31, 2022 and 2021, which were paid in February 2023 and 2022, respectively.

(4) Unless otherwise indicated, the amounts reported in the “All Other Compensation” column for 2022 and 2021 included 401(k) company matching contributions and group term life insurance premiums.

(5) Dr. Leiderman resigned her position as chief financial officer and head of corporate development effective in October 2022. In addition to 401(k) company matching contributions and group term life insurance premiums, all other compensation for 2022 includes $300,000 of severance payments to Dr. Leiderman pursuant to a letter agreement confirming the terms of her separation from the Company. For additional information regarding the letter agreement, please refer to “Letter Agreements with Elisabeth Leiderman” below.

(6) Consists of a $200,000 discretionary bonus awarded to Mr. Lee on November 30, 2021 for services from January 2020 to December 2021 as interim Chief Scientific Officer.

Narrative to Summary Compensation Table

We review compensation for our executive officers annually. The material terms of the elements of our executive compensation program for 2022 are described below.

Our compensation committee reviews and approves, or recommends for our board of directors to approve, base salaries and bonus targets, and grants bonuses and equity incentive awards to our executive officers. In setting base salaries and bonus targets and granting equity incentive awards, our compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and goals, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long- term commitment to our company. In granting bonuses, our compensation committee considers corporate and individual performance.

As part of our annual compensation process, our chief executive officer prepares performance evaluations for the other executive officers and recommends annual salary increases, annual equity incentive awards and cash bonuses to the compensation committee. The compensation committee conducts a performance evaluation of our chief executive officer. The compensation committee consults with the board of directors as to the achievement of corporate goals that drive compensation awards.

During its annual compensation review, our compensation committee also consults with external advisors. In fiscal year 2022, the compensation committee engaged Arnosti Consulting, Inc., or Arnosti, as its independent compensation consultant to provide comparative data on executive compensation practices in our industry and assess our executives’ compensation relative to comparable companies. The compensation committee reviewed information regarding the independence and potential conflicts of interest of Arnosti, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on such review, the compensation committee concluded that the engagement of Arnosti did not raise any conflict of interest.

Base salary. In 2022, we paid Dr. Reid an annualized base salary of $551,200, Dr. Leiderman an annualized base salary of $400,000 prior to her resignation, Mr. Lee an annualized base salary of $450,000 and Ms. Trask an annualized base salary of $356,512. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

Annual bonus. Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. Our letter agreements with our named executive officers provide that they are eligible for annual, performance-based bonuses up to a specified percentage of their salary, subject to approval by our board of directors. From time to time, our board of directors approves discretionary annual cash bonuses to our named executive officers with respect to their prior year performance. For 2022, the target bonus amounts, expressed as a percentage of total salary earned during 2022, for each of Dr. Reid, Dr. Leiderman, Mr. Lee and Ms. Trask were as follows: 50%, 40%, 40% and 40%, respectively.

With respect to 2022, our board of directors awarded merit bonuses of $180,000, $134,100 and $106,241 to Dr. Reid, Mr. Lee and Ms. Trask, respectively based on the achievement of 2022 corporate goals and individual performance as evaluated by our board of directors. Dr. Leiderman resigned in October 2022 and did not receive a bonus payment.

Equity incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. We also believe that equity awards with performance-based vesting conditions further align executive interests with those of our stockholders. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executive officers and from time to time may grant equity incentive awards to them in the form of stock options or restricted stock units.

Prior to our initial public offering, our executives were eligible to participate in our 2015 Stock Incentive Plan, as amended, or the 2015 Plan. Following our initial public offering, our employees and executive officers became eligible to receive stock options and other stock-based awards pursuant to the 2021 Plan.

We have used stock options to compensate our executive officers in the form of initial grants in connection with the commencement of employment and anticipate using stock options and restricted stock units to compensate executive officers in the form of initial grants in connection with the commencement of employment in the future. Also, at various times, often but not necessarily annually, our board of directors has awarded stock options and restricted stock units to our executive officers. The options and restricted stock units that we have granted to our executive officers are typically subject to time-based vesting, generally over two years or four years following the vesting commencement date, and in certain cases include performance conditions.

None of our executive officers are currently party to an employment agreement that provides for automatic awards of stock options, restricted stock or restricted stock units. Vesting rights cease upon termination of service to our company and exercise rights for stock options cease shortly after termination, except that vesting is fully accelerated upon certain terminations in connection with a change of control and exercisability is extended in the case of death or disability. Prior to the exercise of a stock option, the holder has no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents. We have historically awarded stock options with exercise prices that are equal to the fair market value of our common stock on the date of grant.

In February 2022, we granted Dr. Reid, Dr. Leiderman, Mr. Lee and Ms. Trask options to purchase 187,500, 52,500, 52,500 and 52,500 shares of our common stock, respectively, under the 2021 Plan. Each of these options was granted with an exercise price per share of $3.50 and vesting as to 25% of the shares underlying the award on the first anniversary of the grant date and as to an additional 2.0833% of the original number of shares underlying the award monthly thereafter, subject to continuous service. At the same time, we also granted restricted stock units to these officers for 41,667, 11,667, 49,000 and 11,667 shares of our common stock, respectively, under the 2021 Plan. Each of these restricted stock units vests in full upon the demonstration of specified clinical safety and efficacy data for DB-OTO, our lead gene therapy product candidate to provide hearing to individuals born with profound hearing loss due to mutation of the otoferlin gene, provided such data is shown on or prior to March 31, 2024.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by our named executive officers as of December 31, 2022.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Laurence Reid, Ph.D.	681,399		391,140	(3)	$4.40	12/7/2030	—	$—
President and Chief Executive Officer	—		187,500	(4)	$3.50	2/24/2032	41,667	$85,417
Elisabeth Leiderman, M.D.	103,656	(5)	—		$4.40	12/7/2030	—	$—
Former Chief Financial Officer and Head of Corporate Development	—		—		$3.50	2/24/2032	—	$—
John Lee	145,001		87,002	(6)	$4.40	12/7/2030	—	—
Chief Development Officer	—		52,500	(7)	$3.50	2/24/2032	49,000	$100,450
Anna Trask	85,813		51,489	(8)	$4.40	12/7/2030	—	$—
Chief People Officer	—		52,500	(9)	$3.50	2/24/2032	11,667	$23,917

(1) Each award represents a restricted stock unit that vests in full upon the achievement of specified clinical safety and efficacy data for DB-OTO, our lead gene therapy product candidate to provide hearing to individuals born with profound hearing loss due to mutation of the otoferlin gene, provided such data is shown on or prior to March 31, 2024.

(2) The market value of our common stock is based on the closing price of our common stock on the Nasdaq Global Select Market on December 30, 2022, which was $2.05 per share.

(3) Dr. Reid’s option to purchase 1,088,388 shares vests over four years, with 25% of the original number of shares underlying such option having vested on November 2, 2020, and the remainder scheduled to vest in equal monthly installments thereafter until November 2, 2024, subject to continued service.

(4) Dr. Reid’s option to purchase 187,500 shares vests over four years, with 25% of the shares vesting on February 25, 2023, and the remainder scheduled to vest in equal monthly installments thereafter until February 25, 2026, subject to continued service.

(5) Represents the vested portion of an option to purchase 207,312 shares to Dr. Leiderman that originally vested over four years, with 25% of the original number of shares underlying such option having vested on September 14, 2021, and 1/48th of the original number of shares underlying such option vesting thereafter in equal monthly installments, subject to continued service. The vested portion of the option remained outstanding as of December 31, 2022. Dr. Leiderman forfeited all unvested stock options and restricted stock units in connection with her resignation.

(6) Mr. Lee’s option to purchase 232,003 shares vests over four years, with 25% of the original number of shares underlying such option having vested on December 7, 2020, and the remainder scheduled to vest in equal monthly installments thereafter until December 7, 2024, subject to continued service.

(7) Mr. Lee’s option to purchase 52,500 shares vests over four years, with 25% of the shares vesting on February 25, 2023, and the remainder scheduled to vest in equal monthly installments thereafter until February 25, 2026, subject to continued service.

(8) Ms. Trask’s option to purchase 137,302 shares vests over four years, with 25% of the original number of shares underlying such option having vested on December 8, 2020, and the remainder scheduled to vest in equal monthly installments thereafter until December 7, 2024, subject to continued service.

(9) Ms. Trask’s option to purchase 52,500 shares vests over four years, with 25% of the shares vesting on February 25, 2023, and the remainder scheduled to vest in equal monthly installments thereafter until February 25, 2026, subject to continued service.

Employment and Other Arrangements with Our Named Executive Officers

Letter Agreement with Laurence Reid, Ph.D.

In connection with hiring Dr. Reid as an employee, we entered into a letter agreement with Dr. Reid, dated October 28, 2020, which superseded and terminated his consulting agreement with us, dated November 11, 2019. Under the letter agreement, Dr. Reid is an at-will employee, and his employment with us can be terminated by him or us at any time and for any reason. The letter agreement provided that Dr. Reid was entitled to an annualized base salary of $460,000 and a one-time sign-on bonus of $215,000 and that he was eligible, at our sole discretion, to earn an annual bonus targeted at 45% of his base salary. In 2021, Mr. Reid received an annual increase of $70,000. In 2022, Mr. Reid received an annual increase of $21,200, and he became eligible, at our sole discretion, to earn an annual bonus targeted at 50% of his base salary. In 2023, Mr. Reid's annual base salary was increased by $24,800 to $576,000, and he became eligible, at our sole discretion, to earn an annual bonus targeted at 55% of his base salary. Dr. Reid’s letter agreement also provided that he was entitled to an award of 5.25% of our fully diluted shares, subject to a four-year vesting schedule and continued employment. Dr. Reid is also entitled to certain severance benefits in the event of the termination of his employment or a change in control. See “—Severance upon Termination of Employment; Change in Control” below for additional information.

Letter Agreement with John Lee

In connection with our initial hiring of Mr. Lee as our senior vice president, pharmaceutical development, we entered into a letter agreement with him dated August 11, 2016. Under the letter agreement, Mr. Lee is an at-will employee, and his employment with us can be terminated by Mr. Lee or us at any time and for any reason. The letter agreement provided that Mr. Lee was entitled to an annualized base salary of $325,000, and that he was eligible, at our sole discretion, to earn an annual bonus targeted at 30% of his base salary. In 2018, Mr. Lee was promoted to Executive Vice President, Pharmaceutical Development and received an annual increase of $75,000 and became eligible, at our sole discretion, to earn an annual bonus targeted at 40% of his base salary. In 2020, Mr. Lee received an annual increase of $16,000. In 2021, Mr. Lee received an annual increase of $14,600. In 2022, Mr. Lee received an annual increase of $19,400. In 2023, Mr. Lee’s annual base salary was increased by $20,250 to $470,250. Mr. Lee’s letter agreement also provided that he was entitled to an award of 17,679 shares of our common stock, subject to a four-year vesting schedule and continued employment. Mr. Lee is also entitled to certain severance benefits in the event of the termination of his employment or a change in control. See “—Severance upon Termination of Employment; Change in Control” below for additional information.

Letter Agreement with Anna Trask

In connection with our initial hiring of Ms. Trask as our vice president, chief people, community and culture, we entered into a letter agreement with her dated December 19, 2017. Under the letter agreement, Ms. Trask is an at-will employee, and her employment with us can be terminated by Ms. Trask or us at any time and for any reason. The letter agreement provided that Ms. Trask was entitled to an annualized base salary of $285,000, and that she was eligible, at our sole discretion, to earn an annual bonus targeted at 25% of her base salary. In 2018, Ms. Trask was promoted to Senior Vice President, Chief People, Community, and Culture Officer and received an annual increase of $35,000 and became eligible, at our sole discretion, to earn an annual bonus targeted at 30% of her base salary. In 2020, Ms. Trask received an annual increase of $6,200. In 2021, Ms. Trask received an annual increase of $11,600, and became eligible, at our sole discretion, to earn an annual bonus of targeted at 40% of her base salary. In 2022, Ms. Trask was promoted to Executive Vice President, Chief People Officer and received an annual increase of $13,712 . In 2023, Ms. Trask’s annual base salary was increased by $18,488 to $375,000. Ms. Trask’s letter agreement also provided that she was entitled to an award of 5,660 shares of our common stock, subject to a four-year vesting schedule and continued employment. Ms. Trask is also entitled to certain severance benefits in the event of the termination of her employment or a change in control. See “—Severance upon Termination of Employment; Change in Control” below for additional information.

Letter Agreements with Elisabeth Leiderman

In connection with our initial hiring of Dr. Leiderman as our chief financial officer, we entered into a letter agreement with her dated September 9, 2020. Under the letter agreement, Dr. Leiderman was an at-will employee. The letter agreement provided that Dr. Leiderman was entitled to an initial annualized base salary of $375,000, and that she was eligible to earn an annual bonus of targeted at 40% of her base salary upon the achievement of agreed upon corporate and individual goals. Dr. Leiderman’s letter agreement also provided that she was entitled to a stock option award to purchase 207,312 shares of our common stock, subject to a four-year vesting schedule and continued employment. In 2021, Ms. Leiderman received an annual increase of $25,000.

On September 9, 2022, Dr. Leiderman notified us of her intent to resign, effective October 7, 2022. In connection with Dr. Leiderman’s resignation, we and Dr. Leiderman entered into a letter agreement confirming the terms of her separation, or the Separation Letter Agreement. Pursuant to the Separation Letter Agreement, and subject to Dr. Leiderman’s timely execution and nonrevocation of a release of claims in our favor, we agreed to provide Dr. Leiderman (1) cash payments in an amount equivalent to nine months’ base salary to be paid over nine months and (2) provided that Dr. Leiderman is eligible for and elects to continue receiving group health insurance coverage pursuant to COBRA, the share of the premiums for COBRA continuation coverage that we pay for active and similarly situated employees who receive the same type of coverage for a period of up to nine months. The Separation Letter Agreement also provided for, among other things, mutual non-disparagement obligations and reaffirmed the continuing confidentiality, non-competition, non-solicitation and invention assignment obligations applicable to Dr. Leiderman under her Employee Confidentiality, Noncompetition and Assignment Agreement with us.

Severance upon Termination of Employment; Change in Control

In April 2021, our compensation committee approved severance and change in control benefits for our executives, including our named executive officers, at the level of vice president and above. These benefits were set forth in agreements entered into with our executives and superseded any severance provisions in any prior offer letter, severance agreement or employment or other agreement between our executives and us.

Under the terms approved by our compensation committee, our executives will receive these benefits in the event their employment is terminated by us without cause or by the executive for good reason (as defined in the agreement), in either case, (i) more than three months prior to or more than 12 months following a change in control, or an Involuntary Termination (as defined in the agreement), or (ii) within three months prior to, on, or within 12 months following a change in control (as defined in the agreement), or a Change in Control Termination, subject, in any case, to the execution and effectiveness of a separation and release of claims agreement.

Specifically, in the event of an Involuntary Termination, the executive will receive:

•
payment of an amount equivalent to 12 months’ base salary plus 100% of the executive’s target bonus for the year in which the Involuntary Termination occurs, such amount to be paid over 12 months, in the case of our chief executive officer, Dr. Reid;
•
payment of an amount equivalent to nine months’ base salary, such amount to be paid over nine months, in the case of our other C-level executives and senior vice presidents, including Mr. Lee and Ms. Trask;
•
payment of an amount equivalent to six months’ base salary, such amount to be paid over six months, in the case of our vice presidents; and
•
provided that the executive is eligible for and elects to continue receiving group health insurance coverage pursuant to COBRA, the share of the premiums for COBRA continuation coverage that we pay for active and similarly situated employees who receive the same type of coverage for a period of up to 12 months for our chief executive officer, Dr. Reid, up to nine months for our other C-level executives and senior vice presidents, including Mr. Lee and Ms. Trask, and up to six months for our vice presidents; provided that in the event the executive obtains alternative coverage or the executive’s COBRA eligibility ends, our obligation to pay such share of the premiums shall end.

In the event of a Change in Control Termination, the executive will receive:

•
payment of an amount equivalent to 18 months’ base salary plus an amount equal to the executive’s pro-rated target bonus for the year in which the termination occurs, such amount to be paid over 18 months, plus a lump sum payment equal to one and a half times the executive’s target bonus for the year in which the Change in Control Termination occurs, in the case of our chief executive officer, Dr. Reid;
•
payment of an amount equivalent to 12 months’ base salary plus an amount equal to the executive’s pro-rated target bonus for the year in which the termination occurs, such amount to be paid over 12 months, plus a lump sum payment equal to the target bonus for the year in which employment is terminated, in the case of our other C-level executives and senior vice presidents, including Mr. Lee and Ms. Trask;
•
payment of an amount equivalent to nine months’ base salary plus an amount equal to the executive’s pro-rated target bonus for the year in which the termination occurs, such amount to be paid over nine months, plus a lump sum payment equal to 75% of the target bonus for the year in which employment is terminated, in the case of our vice presidents;
•
the full acceleration of vesting of all outstanding stock-based awards held by the executive as of the date of termination (other than stock-based awards that vest on the basis of performance and do not provide solely for time-based vesting, unless otherwise determined by our board); and
•
provided that the executive is eligible for and elects to continue receiving medical insurance pursuant to COBRA, the share of the premiums for COBRA continuation coverage that we pay for active and similarly situated employees who receive the same type of coverage for a period of up to 18 months for our chief executive officer, Dr. Reid, up to 12 months for our other C-level executives and senior vice presidents, including Mr. Lee and Ms. Trask, and up to nine months for our vice presidents; provided that in the event the executive obtains alternative coverage or the executive’s COBRA eligibility ends, our obligation to pay such share of the premiums shall end.

Employee Non-Competition, Non-Solicitation, Confidentiality and Assignment Agreements

Each of our executive officers has entered into standard forms of agreements with respect to non-competition, non-solicitation, confidential information and assignment of inventions. Under these agreements, each executive officer has agreed not to compete with us during his or her employment and for a period of nine to 12 months after the termination of his or her employment, not to solicit our employees, consultants, customers, prospective customers, suppliers, or potential or actual business partners who were contacted, solicited or served by us during his or her employment and for a period of 12 months after the termination of his or her employment, excluding the hiring or engagement as an independent contractor of individuals whose employment or engagement by us has been terminated for a period of three months or longer, and to protect our confidential and proprietary information indefinitely. In addition, under these agreements, each executive officer has agreed that we own all inventions that are developed by such executive officer during his or her employment with us that (i) are related to our business or customers or any of our products or services being researched, developed, manufactured or sold by us or which may be used with such products or services, (ii) result from tasks assigned to the executive officer by us or (iii) result from the use of our premises or personal property (whether tangible or intangible) owned, leased or contracted for by us. Each executive officer also has agreed to provide us with a non-exclusive, royalty-free, paid-up, irrevocable, worldwide license to use any prior inventions that such executive officer incorporates into inventions assigned to us under this agreement.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, employees may elect to defer up to 100% of their eligible compensation on a pre-tax or Roth after-tax basis, subject to applicable annual limits set pursuant to the Internal Revenue Code of 1986, as amended. As of June 1, 2021, we implemented an employer match on employee contributions to the 401(k) plan, matching 100% of the first 3% of an employee’s contributions and 50% of the next 2% of an employee’s contributions. Employees are 100% vested in their contributions to the 401(k) plan and in the employer matching contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants.

Securities Authorized for Issuance Under Our Equity Compensation Plans

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2022. As of December 31, 2022, we had three equity compensation programs, each of which was approved by our stockholders: the 2015 Plan, the 2021 Plan and our Amended and Restated 2021 Employee Stock Purchase Plan, or the ESPP.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	3,696,119	(2)	$4.76	2,376,590	(3)(4)
Equity compensation plans not approved by security holders	—		—	—
Total	3,696,119		$4.76	2,376,590

(1) Represents the weighted average exercise price of stock options to purchase 3,476,377 shares of our common stock that were outstanding as of December 31, 2022, but does not include outstanding restricted stock or restricted stock units as such awards do not have an exercise price.

(2) Consists of (i) 2,155,577 shares issuable upon exercise of outstanding stock options under the 2015 Plan and (ii) an aggregate of 1,540,542 shares issuable upon exercise of outstanding stock options and vesting of restricted stock units under the 2021 Plan.

(3) As of December 31, 2022, 1,561,034 shares were available for future issuance under the 2021 Plan. The 2021 Plan provides that an additional number of shares will automatically be added to the shares authorized for issuance under the 2021 Plan on the first day of each fiscal year, commencing on January 1, 2022, and continuing for each fiscal year until, and including, January 1, 2031, equal to the least of: (i) four percent (4%) of the outstanding shares on such date and (ii) the number of shares of common stock determined by our board of directors. On January 1, 2023, the shares under the 2021 Plan were increased by 998,580 shares pursuant to the annual increase described above.

(4) As of December 31, 2022, 815,556 shares were available for future issuance under the ESPP. The ESPP provides that an additional number of shares will be automatically added to the shares approved for purchase under the ESPP on the first day of each fiscal year, commending on January 1, 2022, and continuing for each fiscal year until, and including, January 1, 2032, equal to the least of (i) 1,132,075 shares of common stock, (ii) one percent (1%) of the outstanding shares on such date and (iii) a number of shares of common stock determined by our board of directors. On January 1, 2023, the shares under the ESPP were increased by 249,645 shares pursuant to the annual increase described above.

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2021, we have engaged in the following transactions in which the amounts involved exceeded $120,000 and any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

License and Collaboration Agreement, Series B Preferred Stock Financing and Issuance of Series C Preferred Stock

In November 2017, we entered into a license and collaboration agreement, or the Regeneron Agreement, with Regeneron Pharmaceuticals, Inc., or Regeneron, a 5% stockholder. The Regeneron Agreement is focused on the discovery and development of new potential therapies directed to a set of defined collaboration targets. We are currently developing DB-OTO, AAV.103 and AAV.104 in collaboration with Regeneron under the Regeneron Agreement. In October 2020, we entered into an amendment to the Regeneron Agreement pursuant to which, among other things, ATOH1, the target of our DB-ATO program, was removed as a collaboration target and the terms and plans for the DB-OTO and AAV.103 programs were modified. We issued 10,000,000 shares of our Series C convertible preferred stock to Regeneron in consideration for its entry into the amendment.

Pursuant to the Regeneron Agreement, Regeneron is provided two options to extend the research term for a one-year period each and is obligated to pay us $10.0 million for each extension. The first option to extend the research term was exercised by Regeneron in November 2021. The $10.0 million fee was paid in the fourth quarter of 2022. On a collaboration-product-by-collaboration-product basis, upon achievement of pre-defined milestones which began at initiation of manufacturing to support Good Laboratory Practices, or GLP, toxicology studies and conclude at initiation of a Phase 2 clinical trial, Regeneron is obligated to pay us milestone payments of up to $35.5 million in aggregate if the collaboration product is a biologic or up to $33.5 million in aggregate if the collaboration product is a small molecule, which is intended to reflect approximately half of the total cost needed to achieve the next milestone. From and after the initiation of a registration-enabling trial, unless Regeneron decides to opt-out, we have agreed to split development and regulatory costs with Regeneron on an equal basis through the registration-enabling trials. Through March 31, 2023, we had received an aggregate of $5.5 million in milestone payments from Regeneron pursuant to the collaboration.

Pursuant to the October 2020 amendment to the Regeneron Agreement, Regeneron agreed to pay us $0.3 million to fund our ongoing research program and $0.5 million to help secure the services of a contract development and manufacturing organization. The $0.5 million payment was creditable against the milestone associated with the initiation of manufacturing to support GLP toxicology studies of DB-OTO. Additionally, Regeneron agreed to reimburse us for up to $10.5 million of third-party costs related to the GLP toxicology studies of DB-OTO as such costs are incurred, and we agreed that the aggregate potential milestone payments for DB-OTO would be reduced by $15.0 million. In addition, notwithstanding its removal from the collaboration, for DB-ATO, we agreed to pay to Regeneron a royalty calculated as a low-to mid-single digit percentage of net sales of DB-ATO, on a country-by-country basis, until the latest of the expiration of the last patent covering DB-ATO in such country, the expiration of all applicable regulatory exclusivities for DB-ATO in such country and the tenth anniversary of the first commercial sale of DB-ATO in such country.

In February 2023, we further amended the Regeneron Agreement to provide for accelerated development milestone payments by Regeneron to us for clinical development milestones for DB-OTO and pre-investigational new drug milestones for AAV.103.

Series D Preferred Stock Financing

In November 2020, we entered into a Series D preferred stock purchase agreement, or the Series D purchase agreement, providing for the issuance and sale by us of an aggregate of up to 47,610,763 shares of our Series D preferred stock at a price per share of $1.7265, for an aggregate purchase price of up to $82.2 million, in two closings. In November 2020, we issued and sold an aggregate of 31,740,554 shares of Series D preferred stock for an aggregate purchase price of $54.8 million in the initial closing. Pursuant to the Series D purchase agreement, in February 2021, we issued and sold an aggregate of 15,870,209 shares of Series D preferred stock for an aggregate purchase price of $27.4 million in the second closing. The following table sets forth the aggregate number of shares of our Series D preferred stock that we issued and sold to our directors and 5% stockholders and their affiliates in the second closing and the aggregate purchase price for such shares:

Purchaser	Shares of Series D Preferred Stock	Aggregate Purchase Price at the Second Closing
Entities affiliated with OrbiMed(1)	5,792,066	$10,000,002
Citadel Multi-Strategy Equities Master Fund Ltd.	1,930,688	$3,333,333
GV 2019, L.P.	1,448,016	$2,500,000
GSK Equity Investments, Limited(2)	579,207	$1,000,001
Third Rock Ventures III, L.P.(3)	96,535	$166,668

(1)
Peter A. Thompson, M.D., a member of our board of directors, is a partner of OrbiMed.
(2)
Matthew Foy, a former member of our board of directors, is a partner of SR One Capital Management, LP, which is the investment advisor for GSK Equity Investments, Limited.
(3)
Neil Exter, M.B.A., a member of our board of directors, is a partner of Third Rock Ventures III, L.P.

Initial Public Offering

On February 17, 2021, we closed our initial public offering of 7,062,000 shares of common stock at a public offering price of $18.00 per share, and on February 24, 2021, we issued and sold an additional 600,000 shares of common stock at a public offering price of $18.00 per share pursuant to the partial exercise of the underwriters’ option to purchase additional shares of common stock. The following table sets forth the number of shares of our common stock purchased by our directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such shares:

Purchaser	Shares of Common Stock	Aggregate Purchase Price
Entities affiliated with OrbiMed(1)	1,666,666	$29,999,998
Citadel Multi-Strategy Equities Master Fund Ltd.	700,000	$12,600,000
GSK Equity Investments, Limited(2)	135,000	$2,430,000

(1)
Dr. Thompson, a member of our board of directors, is a partner of OrbiMed.
(2)
Mr. Foy, a former member of our board of directors, is a partner of SR One Capital Management, LP, which is the investment advisor for GSK Equity Investments, Limited.

Transactions with Third Rock Ventures LLC

We paid a total of $196,310 to Third Rock Ventures LLC for investor relations and scientific advisory services that were provided to us during 2021. Mr. Exter, a member of our board of directors, is a partner of Third Rock Ventures LLC. There were no payments made to Third Rock Ventures LLC during 2022.

Danforth Consulting Agreement

In February 2022, we entered into a consulting agreement with Danforth Advisors, LLC, or Danforth, an affiliate of James Murphy, our interim chief financial officer. Pursuant to the consulting agreement, Danforth provides us with the chief financial officer services of Mr. Murphy, and other services including financial planning, offering support and accounting services, in exchange for fees payable to Danforth based on hourly rates. The consulting agreement may be terminated by us or Danforth with cause, upon 30 days written notice, and without cause, upon 60 days written notice. We have paid Danforth approximately $0.2 million since September 10, 2022, the date our board of directors appointed Mr. Murphy to serve as our interim chief financial officer, which appointment became effective on October 7, 2022.

Registration Rights

We are a party to an investors’ rights agreement with certain holders of our common stock, including our 5% stockholders and their affiliates and entities affiliated with some of our directors. This investors’ rights agreement provides these stockholders the right, subject to certain conditions, to demand that we file a registration statement or to request that their shares be covered by a registration statement that we are otherwise filing.

Indemnification Agreements

Our restated certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief financial officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•
the related person’s interest in the related person transaction;
•
the approximate dollar value of the amount involved in the related person transaction;
•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•
whether the transaction was undertaken in the ordinary course of our business;
•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the transaction; and
•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•
interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of such entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and
•
a transaction that is specifically contemplated by provisions of our restated certificate of incorporation or our amended and restated bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter. We did not have a written policy regarding the review and approval of related person transactions prior to our initial public offering. Nevertheless, with respect to such transactions, it was the practice of our board of directors to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our best interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2023 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 25,014,984 shares of our common stock outstanding as of March 31, 2023.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock that an individual has a right to acquire within 60 days after March 31, 2023, are considered outstanding and beneficially owned by the person holding such right for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of each beneficial owner is c/o Decibel Therapeutics, Inc., 1325 Boylston Street, Suite 500, Boston, Massachusetts 02215.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Stockholders:
Entities affiliated with OrbiMed(1)	4,945,192	19.8
Third Rock Ventures III, L.P.(2)	3,139,685	12.6
Regeneron Pharmaceuticals, Inc.(3)	2,097,314	8.4
Citadel Multi-Strategy Equities Master Fund Ltd.(4)	1,863,411	7.4
BlackRock, Inc (5)	1,805,108	7.2
Entities affiliated with GV(6)	1,636,258	6.5
Directors and Named Executive Officers:
Laurence Reid, Ph.D.(7)	850,871	3.3
John Lee(8)	206,677	*
Elisabeth Leiderman, M.D.	—	*
Anna Trask(9)	114,810	*
William H. Carson, M.D.(10)	12,777	*
Neil Exter, M.B.A.(11)	3,154,685	12.6
Alison Finger, M.B.A.(12)	9,444	*
Matthew Kapusta, M.B.A.(13)	556	*
Kevin McLaughlin, M.B.A.(14)	3,888	*
Saraswathy Nochur, Ph.D.(15)	9,444	*
Peter A. Thompson, M.D.(16)	4,960,192	19.8
All current executive officers and directors as a group (eleven persons)(17)	9,323,344	35.6

* Less than one percent.

(1)
Consists of (i) 3,843,206 shares of common stock held by OrbiMed Private Investments VIII, LP, (ii) 883,418 shares of common stock held by OrbiMed Partners Master Fund Limited, and (iii) 218,568 shares of common stock held by OrbiMed Genesis Master Fund, L.P. OrbiMed Capital GP VIII LLC, or Capital GP VIII, is the

general partner of OrbiMed Private Investments VIII, LP, or OPI VIII. OrbiMed Genesis GP LLC, or Genesis GP, is the general partner of OrbiMed Genesis Master Fund, L.P., or Genesis. OrbiMed Advisors LLC, or OrbiMed Advisors, is the managing member of Capital GP VIII and Genesis GP. OrbiMed Capital LLC, or OrbiMed Capital, is the investment advisor for OrbiMed Partners Master Fund Limited, or OPM. OrbiMed Capital is a relying advisor of OrbiMed Advisors. By virtue of such relationships, Capital GP VIII and OrbiMed Advisors may be deemed to have voting and investment power over the securities held by OPI VIII and, as a result, may be deemed to have beneficial ownership over such securities. Genesis GP and OrbiMed Advisors may be deemed to have voting and investment power over the securities held by OrbiMed Genesis Master Fund, L.P. and, as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Capital may be deemed to have voting and investment power over the securities held by OPM and, as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors and OrbiMed Capital exercise voting and investment power through a management committee comprised of Carl L. Gordon, Jonathan T. Silverstein and Steven H. Borho, each of whom disclaims beneficial ownership of the shares held by OPI VIII, Genesis and OPM. Peter A. Thompson, M.D. is a partner at OrbiMed Advisors LLC and a member of our board of directors and disclaims beneficial ownership of the shares held herein except to the extent of his pecuniary interest therein. The business address for OPI VIII, Genesis and OPM is c/o OrbiMed Advisors LLC, 601 Lexington Avenue, 54th Floor, New York, NY 10022. Based solely on a Schedule 13D filed by OrbiMed Advisors with the SEC on March 1, 2021.
(2)
Consists of 3,139,685 shares of common stock held directly by Third Rock Ventures III, L.P., or TRV III. The general partner of TRV III is Third Rock Ventures GP III, L.P., or TRV GP III. The general partner of TRV GP III is TRV GP III, LLC, or TRV GP III LLC. The individual managers of TRV GP III LLC are Mark Levin, Kevin Starr and Dr. Robert Tepper. Neil Exter, a member of our board of directors, is a partner of TRV III. Each of TRV GP III, TRV GP III LLC, Mr. Levin, Mr. Starr and Dr. Tepper may be deemed to share voting and investment power over the shares held by TRV III. Each of TRV GP III, TRV GP III LLC, Mr. Levin, Mr. Starr, Dr. Tepper and Mr. Exter disclaims beneficial ownership of the shares held herein except to the extent of its or his pecuniary interest therein, if any. The address of TRV III is 29 Newbury Street, 3rd Floor, Boston, MA 02116. Based solely on a Schedule 13G filed by TRV III with the SEC on February 14, 2022.
(3)
The address of Regeneron Pharmaceuticals, Inc. is 777 Old Saw Mill River Road, Tarrytown, NY 10591. Based solely on a Schedule 13G filed by Regeneron Pharmaceuticals, Inc. with the SEC on February 14, 2022.
(4)
Consists of (i) 1,770,189 shares of common stock held by Citadel Multi-Strategy Equities Master Fund Ltd., or CM, and (ii) 93,222 shares of common stock held by Citadel Securities LLC, or Citadel Securities. Citadel Advisors LLC, or Citadel Advisors, is the portfolio manager of CM. Citadel Advisors Holdings LP, or CAH, is the sole member of Citadel Advisors, and Citadel GP LLC, or CGP, is the general partner of CAH. Citadel Securities Group LP, or CALC4, is the non-member manager of Citadel Securities. Citadel Securities GP LLC, or CSGP, is the general partner of CALC4. Kenneth Griffin is the President and Chief Executive Officer of CGP and owns a controlling interest in CGP and CSGP. The address of CM is c/o Citadel Advisors, 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603. Based solely on a Schedule 13G/A filed by Citadel Advisors on February 14, 2023 with the SEC.
(5)
Consists of 1,805,108 shares of common stock held by BlackRock, Inc. BlackRock, Inc. holds sole voting and dispositive power over the shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. Based solely on a Schedule 13G filed by BlackRock with the SEC on February 3, 2023.
(6)
Consists of (i) 321,978 shares of common stock held by GV 2016, L.P., (ii) 494,649 shares of common stock held by GV 2017, L.P., and (iii) 819,631 shares of common stock held by GV 2019, L.P. GV 2016 GP, L.P. (the general partner of GV 2016, L.P.), GV 2016 GP, L.L.C. (the general partner of GV 2016 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2016 GP, L.L.C.), XXVI Holdings Inc. (the managing member of Alphabet Holdings LLC) and Alphabet Inc. (the sole stockholder of XXVI Holdings Inc.) may each be deemed to have sole power to vote or dispose of the shares held directly by GV 2016, L.P. GV 2017 GP, L.P. (the general partner of GV 2017, L.P.), GV 2017 GP, L.L.C. (the general partner of GV 2017 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2017 GP, L.L.C.), XXVI Holdings Inc. (the managing member of Alphabet Holdings LLC) and Alphabet Inc. (the sole stockholder of XXVI Holdings Inc.) may each be deemed to have sole power to vote or dispose of the shares held directly by GV 2017, L.P. GV 2019

GP, L.P. (the general partner of GV 2019, L.P.), GV 2019 GP, L.L.C. (the general partner of GV 2019 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2019 GP, L.L.C.), XXVI Holdings Inc. (the managing member of Alphabet Holdings LLC) and Alphabet Inc. (the sole stockholder of XXVI Holdings Inc.) may each be deemed to have sole power to vote or dispose of the shares held directly by GV 2019, L.P. The principal business address of GV 2016, L.P., GV 2016 GP, L.P., GV 2016 GP, L.L.C., GV 2017, L.P., GV 2017 GP, L.P., GV 2017 GP, L.L.C., GV 2019, L.P., GV 2019 GP, L.P., GV 2019 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc. and Alphabet Inc. (collectively, the GV Entities) is 1600 Amphitheatre Parkway, Mountain View, CA 94043. Based solely on a Schedule 13G filed by the GV Entities with the SEC on February 14, 2022.
(7)
Consists of (i) 25,849 shares of common stock and (ii) 825,022 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2023.
(8)
Consists of (i) 27,144 shares of common stock and (ii) 179,533 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2023.
(9)
Consists of (i) 1,864 shares of common stock and (ii) 112,946 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2023.
(10)
Consists of 12,777 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2023.
(11)
Consists of items in footnote (2) plus 15,000 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2023.
(12)
Consists of 9,444 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2023.
(13)
Consists of 556 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2023.
(14)
Consists of 3,888 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2023.
(15)
Consists of 9,444 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2023.
(16)
Consists of items in footnote (1) plus 15,000 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2023.
(17)
Consists of (i) 8,139,734 shares of common stock and (ii) 1,183,610 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2023.

STOCKHOLDER PROPOSALS FOR OUR 2024 ANNUAL MEETING

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2024 annual meeting of stockholders, stockholder proposals must be received by us no later than [ ], 2023, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our amended and restated bylaws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. The required notice must be delivered by the stockholder and received by our Corporate Secretary at our principal executive office and must otherwise meet the requirements set forth in our amended and restated bylaws, including the requirements of Rule 14a-19 under the Exchange Act if the stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the company’s nominees. In general, we must receive other proposals of stockholders, including director nominations, intended to be presented at the 2024 annual meeting of stockholders but not included in the proxy statement by March 15, 2024, but not before February 14, 2024, which is not less than 90 days nor more than 120 days prior to the anniversary date of the Annual Meeting. However, if the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was given or public announcement of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2024 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to Decibel Therapeutics, Inc., Attention: Secretary, 1325 Boylston Street, Suite 500, Boston, Massachusetts 02215.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2022 Annual Report, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to you if you write or call us at Decibel Therapeutics, Inc., 1325 Boylston Street, Suite 500, Boston, Massachusetts 02215, Attention: Decibel Investor Relations, email: info@decibeltx.com, telephone: 617-370-8701. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the stockholders at the Annual Meeting other than that described in this proxy statement. If, however, any other business is properly presented at the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

restated CERTIFICATE OF INCORPORATION

OF

Decibel THERAPEUTICS, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Decibel Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law setting forth a proposed amendment to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”), and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law. Accordingly, to effect such proposed amendment, it is

RESOLVED: That Article SEVENTH of the Certificate of Incorporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“SEVENTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware, no director or officer of the Corporation shall be personally liable to the Corporation (in the case of directors) or its stockholders (in the case of directors and officers) for monetary damages for any breach of fiduciary duty as a director or officer. No amendment, repeal or elimination of this provision shall apply to or have any effect on its application with respect to any act or omission of a director or officer occurring before such amendment, repeal or elimination. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.”

***

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this ___ day of _________, 2023.

DECIBEL THERAPEUTICS, INC.

By:____________________________________

Name: Laurence Reid

Title: President and Chief Executive Officer

Decibel THERAPEUTICS P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/DBTX Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-506-1262 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/DBTX Decibel Therapeutics, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 17, 2023 TIME: Tuesday, June 13, 2023 10:00 AM, Eastern Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/DBTX for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Laurence Reid and James Murphy (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Decibel Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Decibel Therapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. The election of one Class II director, Saraswathy Nochur, Ph.D., to serve for a three-year term expiring at the 2026 annual meeting of stockholders and until her successor has been duly elected and qualified. 1.01 Saraswathy Nochur, Ph.D. 2. The approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation 3. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Note: The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. FOR FOR WITHHOLD AGAINST ABSTAIN FOR FOR FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/DBTX Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date